UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number 811-09781

PFS FUNDS
(Exact name of registrant as specified in charter)

1939 Friendship Drive, Suite C
El Cajon, CA	92020
(Address of principal executive offices)	(Zip code)

CT Corporation System
155 Federal St., Suite 700,
Boston, MA 02110
(Name and address of agent for service)

Registrant's telephone number, including area code: (619) 588-9700

Date of fiscal year end: May 31

Date of reporting period: November 30, 2015

Item 1. Report to Stockholders.

Semi-Annual Report
November 30, 2015
Ticker TSCVX

Triad Small Cap Value Fund
Semi-Annual Letter as of November 30, 2015

Dear Fellow Shareholders,

We are pleased to write to you in our first semi-annual report for the Triad Small Cap Value Fund (the “Fund”) for the period ending November 30, 2015.

There are several key elements of our long-term investment philosophy that form the bedrock of our approach to running the Fund: intensive analysis of understandable businesses, price sensitivity, investment flexibility, focus on our best ideas and, perhaps most importantly, patience. We don’t try to mimic an index but rather pursue undervalued businesses wherever we may find them.

We view ourselves as business investors, not investors who study stock market indicators or trends. We seek to invest in companies as if we were planning to purchase 100% of the business. We study companies with understandable businesses, run by capable, co-invested owner/operators. We believe that, in the long run, the markets value companies based upon the business results that they deliver to shareholders. So, our most important job is to identify understandable businesses and determine what a rational buyer would pay for the entire business.

But our challenge is that in the short-run, markets can have an entirely different view from ours. It’s our belief that occasionally stock prices become disconnected from the long-term intrinsic values for businesses.

So, when periodic irrationality prevails, we are emotionally and analytically ready to buy even though it often contradicts the “prevailing wisdom” of the many market pundits and prognosticators on television and elsewhere. We will invest when the price paid represents a significant discount from our estimate of true or “intrinsic” business value over our investment time horizon of three to five years.

We also retain flexibility to overweight areas that appear particularly compelling. Conversely, unlike index funds or broadly diversified funds, we don’t have to invest in areas that appear overvalued. And, we seek to focus the Fund’s assets in our best ideas. Finally, we believe that patience is critical. Markets can be slow to recognize change, and at times, businesses can be valued primarily on near-term results. We believe that ultimately long-term business results drive long-term investment results.

We also believe in “eating our own cooking,” so both of us have invested directly in the Fund, and we intend to make further additions over time. We think this the best way to show our confidence in the Fund’s future, and we believe this measure helps to create an alignment of interests between us as managers and you as a Fund shareholder.

Our results since inception on June 29, 2015 through November 30, 2015 were weak, with the Fund declining 8.40%, while the Russell 2000 Index lost 5.86% over the same period. We have been purchasing good businesses at attractive prices in many of the neglected or despised areas of the market, including Energy and Industrial companies. Both areas combined currently represent around 45% of Fund assets. While we attempt to make portfolio purchase when we believe they are at their cheapest, often the markets continue to show short-term impatience and disregard for these businesses by further marking down share prices. To an extent, this is a price to pay for being a value focused investor. We believe, however that eventually business conditions will improve and the markets will begin to appreciate the value of our holdings. In the interim, we need to exercise patience and either ignore the short term price volatility or take advantage of it.

2015 Semi-Annual Report 1

The big picture tells us that the past 5+ years has been a relative party for “growth” style investing, while value investors, such as the Fund, have been standing outside watching all of the party-making going on. In our view, investors have placed too much of a premium on growth in the slow-growth world we have been in since the global financial crisis of 2008-2009. This premium, which has only been this high once before in the past 25 years, seems excessive to us and vulnerable to investor disappointment. The market operates in cycles, and we believe this cycle will eventually change. And it is then that we believe our Fund will be rewarded.

While market declines are never welcome, such periods should be viewed favorably, as it allows investors who have the financial means to take advantage of opportunities to invest at lower levels. Consider this a friendly suggestion that one of those times is now upon us.

We appreciate your support of the Fund.

Best regards,

John Heldman, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund	David Hutchison, CFA Partner | Portfolio Manager Triad Investment Management, LLC Adviser to the Triad Small Cap Value Fund

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends, capital gains and return of capital distributions. Current performance may be lower or higher than the performance data quoted. You may obtain performance data current to the most recent month-end by calling 1-888-501-1036. An investment in the Fund is subject to investment risks, including the possible loss of the principal amount invested. The Fund’s principal underwriter is Rafferty Capital Markets, LLC.

2015 Semi-Annual Report 2

TRIAD SMALL CAP VALUE FUND (Unaudited)

PERFORMANCE INFORMATION

November 30, 2015 NAV $9.16

TOTAL RETURNS (%) AS OF NOVEMBER 30, 2015

Since
Inception(A)
Triad Small Cap Value Fund	-8.40%
Russell 2000® Index (B)	-5.86%

Annual Fund Operating Expense Ratio (from 6/29/15 Prospectus): 1.50%

(A)Since Inception returns include change in share prices and in each case includes reinvestment of any dividends and capital gain distributions. The Triad Small Cap Value Fund commenced operations on June 29, 2015.

(B)The Russell 2000® Index (whose composition is different from the Fund) measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index representing approximately 10% of the total market capitalization of that index. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. Investors cannot invest directly in an index.

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. RETURNS DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. CURRENT PERFORMANCE MAY BE LOWER OR HIGHER THAN THE PERFORMANCE DATA QUOTED. TO OBTAIN PERFORMANCE DATA CURRENT TO THE MOST RECENT MONTH END, PLEASE CALL 1-888-501-1036. AN INVESTMENT IN THE FUND IS SUBJECT TO INVESTMENT RISKS, INCLUDING THE POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED. THE FUND'S DISTRIBUTOR IS RAFFERTY CAPITAL MARKETS, LLC.

2015 Semi-Annual Report 3

TRIAD SMALL CAP VALUE FUND (Unaudited)

                                                        Triad Small Cap Value Fund
                                                 by Sectors (as a percentage of Net Assets)

                         *Net Cash represents cash and cash equivalents and other assets less liabilities.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Fund’s Form N-Q may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting Guidelines

Triad Investment Management, LLC, the Fund’s investment adviser (“Adviser”), is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility is available without charge on the Fund’s website at www.triadmutualfunds.com. It is also included in the Fund’s Statement of Additional Information, which is available on the SEC’s website at http://www.sec.gov.

Information regarding how the Fund voted proxies, Form N-PX, relating to portfolio securities during the most recent period ended June 30th, is available without charge, upon request, by calling our toll free number (1-888-501-1036). This information is also available on the SEC’s website at http://www.sec.gov.

2015 Semi-Annual Report 4

Disclosure of Expenses
(Unaudited)

Shareholders of this Fund incur ongoing costs consisting of management fees and service fees. Although the Fund charges no sales loads or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. Additionally, your account will be indirectly subject to the expenses of the underlying funds. The following example is intended to help you understand your ongoing costs of investing in the Fund and to compare these costs with similar costs of investing in other mutual funds. The example is based on an investment of $1,000 invested in the Fund on June 29, 2015 and held through November 30, 2015.

The first line of the table below provides information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6) and then multiply the result by the number in the first line under the heading entitled “Expenses Paid During the Period.”

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses paid by a shareholder for the period. Shareholders may use this information to compare the ongoing costs of investing in this Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in other funds’ shareholder reports.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges assessed by Mutual Shareholder Services, LLC as described above and expenses of underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period
	Account Value	Account Value	June 29, 2015 to
	June 29, 2015	November 30, 2015	November 30, 2015

Actual	$1,000.00	$916.00	$6.10*

Hypothetical**	$1,000.00	$1,017.55	$7.59
(5% annual return
before expenses)

* Expenses are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 155/365 (to reflect the partial period).

** The hypothetical example is calculated assuming that the Fund has been in opera-
tion for the full six-month period from June 1, 2015 to November 30, 2015. As a result, expenses shown in this row are equal to the Fund’s annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

2015 Semi-Annual Report 5

Triad Small Cap Value Fund
		Schedule of Investments
		November 30, 2015 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Cable & Other Pay Television Services
490	Starz - Class A *	$17,287	2.45%
Chemicals & Allied Products
228	Innospec Inc.	13,315	1.89%
Deep Sea Foreign Transportation Of Freight
363	SEACOR Holdings Inc. *	20,611	2.92%
Drilling Oil & Gas Wells
1,610	Patterson-UTI Energy, Inc.	26,114
1,123	Diamond Offshore Drilling, Inc.	25,414
		51,528	7.29%
Electrical Industrial Apparatus
799	Thermon Group Holdings, Inc. *	14,550	2.06%
Fabricated Plate Work (Boiler Shops)
900	Chart Industries, Inc. *	19,197	2.72%
Fire, Marine & Casualty Insurance
559	Greenlight Capital RE, Ltd. Class A * (Grand Cayman)	11,521	1.63%
Footwear, (No Rubber)
1,064	Iconix Brand Group, Inc. *	7,491	1.06%
General Industrial Machinery & Equipment, NEC
592	Altra Industrial Motion Corp.	16,588	2.35%
Industrial Instruments For Measurement, Display, And Control
261	Esterline Technologies Corporation *	24,816	3.52%
Industrial Trucks, Tractors, Trailers & Stackers
817	Terex Corporation	16,732	2.37%
Land Subdividers & Developers (No Cemeteries)
1,979	The St. Joe Company *	38,432	5.44%
Machine Tools, Metal Cutting Types
583	Kennametal Inc.	17,053	2.42%
Miscellaneous Chemical Products
1,740	Platform Specialty Products Corporation *	21,854	3.10%
Miscellaneous Electrical Machinery, Equipment & Supplies
1,400	HRG Group, Inc. *	19,166	2.72%
Miscellaneous Industrial & Commercial Machinery & Equipment
838	Actuant Corporation	20,749	2.94%
Motor Vehicle Parts & Accessories
368	Dorman Products, Inc. *	17,561	2.49%
Motors & Generators
592	Generac Holdings Inc. *	19,003	2.69%
Oil & Gas Filed Machinery & Equipment
1,232	NOW, Inc. *	22,644	3.21%
Plastic Material, Synth Resin/Rubber, Cellulos (No Glass)
833	Rayonier Advanced Materials Inc.	9,338	1.32%
Pumps & Pumping Equipment
704	Colfax Corporation *	19,057	2.70%
Real Estate
932	Kennedy-Wilson Holdings, Inc.	24,325
1,841	Pico Holdings, Inc. *	19,938
		44,263	6.26%
Retail - Department Stores
988	Sears Holdings Corporation *	21,865	3.10%
Retail - Eating Places
364	J. Alexander’s Holdings, Inc. *	3,873	0.55%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 6

Triad Small Cap Value Fund
		Schedule of Investments
		November 30, 2015 (Unaudited)
Shares		Fair Value	% of Net Assets
COMMON STOCKS
Retail - Home Furniture, Furnishings & Equipment Stores
1,166	Pier 1 Imports, Inc.	$7,882	1.12%
State Commercial Banks
60	First Citizens BancShares, Inc. Class A	15,895	2.25%
Television Broadcasting Stations
574	Tribune Media Company Class A	22,392	3.17%
Title Insurance
2,276	Fidelity National Financial Ventures *	25,468	3.61%
Unsupported Plastics Film & Sheet
697	Raven Industries, Inc.	11,619	1.65%
Watches, Clocks, Clockwork Operated Devices/Parts
419	Fossil Group, Inc. *	16,119	2.28%
Wholesale - Hardware
1,946	Wesco Aircraft Holdings, Inc. *	26,038	3.69%
Wholesale - Industrial Machinery & Equipment
1,771	MRC Global Inc. *	26,193	3.71%
Total for Common Stocks (Cost $684,779)		640,100	90.68%
	Total Investment Securities	640,100	90.68%
	(Cost $684,779)
	Other Assets In Excess of Liabilities	65,804	9.32%
	Net Assets	$705,904	100.00%

* Non-Income Producing Security. The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 7

Triad Small Cap Value Fund

Statement of Assets and Liabilities (Unaudited)
November 30, 2015

Assets:
Investment Securities at Fair Value	$640,100
(Cost $684,779)
Cash	66,302
Dividends Receivable	333
Total Assets	706,735
Liabilities:
Management Fees Payable	554
Service Fees Payable	277
Total Liabilities	831
Net Assets	$705,904

Net Assets Consist of:
Paid In Capital	$746,600
Accumulated Undistributed Net Investment Income/(Loss)	(2,140)
Accumulated Undistributed Realized Gain/(Loss) on Investments - Net	6,123
Unrealized Appreciation/(Depreciation) in Value of Investments
Based on Identified Cost - Net	(44,679)
Net Assets, for 77,047 Shares Outstanding	$705,904
(Unlimited shares authorized)
Net Asset Value and Offering Price Per Share
($705,904/77,047 shares)	$9.16
Redemption Price * ($9.16 x 0.98) (Note 2)	$8.98

Statement of Operations (Unaudited)
For the period June 29, 2015** through November 30, 2015

Investment Income:
Dividends	$1,472
Interest	2
Total Investment Income	1,474
Expenses:
Management Fees (Note 4)	2,409
Service Fees (Note 4)	1,205
Total Expenses	3,614

Net Investment Income/(Loss)	(2,140)

Realized and Unrealized Gain/(Loss) on Investments
Realized Gain/(Loss) on Investments	6,123
Net Change in Unrealized Appreciation/(Depreciation) on Investments	(44,679)
Net Realized and Unrealized Gain/(Loss) on Investments	(38,556)

Net Increase/(Decrease) in Net Assets from Operations	$(40,696)

* Reflects a 2% redemption fee if shares are redeemed within 90 days of purchase. ** Commencement of Operations.

The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 8

Triad Small Cap Value Fund

Statement of Changes in Net Assets	(Unaudited)
6/29/2015*
to
11/30/2015
From Operations:
Net Investment Income/(Loss)	$(2,140)
Net Realized Gain/(Loss) on Investments	6,123
Change in Net Unrealized Appreciation/(Depreciation)	(44,679)
Increase/(Decrease) in Net Assets from Operations	(40,696)
From Distributions to Shareholders:
Net Investment Income	-
Net Realized Gain from Security Transactions	-
Change in Net Assets from Distributions	-
From Capital Share Transactions:
Proceeds From Sale of Shares	746,600
Proceeds From Redemption Fees (Note 2)	-
Shares Issued on Reinvestment of Dividends	-
Cost of Shares Redeemed	-
Net Increase/(Decrease) from Shareholder Activity	746,600
Net Increase/(Decrease) in Net Assets	705,904
Net Assets at Beginning of Period	-
Net Assets at End of Period (Including Accumulated Undistributed Net
Investment Income/(Loss) of ($2,140))	$705,904
Share Transactions:
Issued	77,047
Reinvested	-
Redeemed	-
Net Increase in Shares	77,047
Shares Outstanding Beginning of Period	-
Shares Outstanding End of Period	77,047

* Commencement of Operations. The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 9

Triad Small Cap Value Fund

Financial Highlights	(Unaudited)
Selected data for a share outstanding throughout the period:	6/29/2015*
	to
	11/30/2015
Net Asset Value -
Beginning of Period	$10.00
Net Investment Income/(Loss) (a)	(0.03)
Net Gain/(Loss) on Securities (b)
(Realized and Unrealized)	(0.81)
Total from Investment Operations	(0.84)
Distributions (From Net Investment Income)	-
Distributions (From Realized Capital Gains)	-
Total Distributions	-
Proceeds from Redemption Fee (Note 2)	-
Net Asset Value -
End of Period	$9.16
Total Return (c)	(8.40)%	**
Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$706
Ratio of Expenses to Average Net Assets	1.50%	***
Ratio of Net Investment Income/(Loss) to Average Net Assets	(0.89)%	***
Portfolio Turnover Rate	42.90%	**

* Commencement of Operations.
** Not Annualized.
*** Annualized.
(a) Per share amounts were calculated using the average shares method.
(b) Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value for the period, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the period.
(c) Total return in the above table represents the rate that the investor would have earned or lost on an investment in the Fund assuming reinvestment of dividends and distributions.

The accompanying notes are an integral part of these financial statements.

2015 Semi-Annual Report 10

NOTES TO THE FINANCIAL STATEMENTS
TRIAD SMALL CAP VALUE FUND
November 30, 2015
(Unaudited)

1.) ORGANIZATION
Triad Small Cap Value Fund (the “Fund”) was organized as a diversified series of the PFS Funds (the “Trust”) on June 18, 2015 and commenced operations on June 29, 2015. The Trust is an open-end investment company established under the laws of Massachusetts by an Agreement and Declaration of Trust dated January 13, 2000, as amended on January 20, 2011. Prior to March 5, 2010, the Trust was named Wireless Fund. The Trust is registered as an open-end investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust may offer an unlimited number of shares of beneficial interest in a number of separate series, each series representing a distinct fund with its own investment objectives and policies. As of November 30, 2015, there were eleven series authorized by the Trust. The Fund’s primary objective is to seek long-term capital appreciation. The investment adviser to the Fund is Triad Investment Management, LLC (the “Adviser”). Significant accounting policies of the Fund are presented below:

2.) SIGNIFICANT ACCOUNTING POLICIES
SECURITY VALUATION
The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services - Investment Companies. All investments in securities are recorded at their estimated fair value, as described in Note 3.

SHARE VALUATION
The net asset value (the “NAV”) is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m. Eastern time) every day the Exchange is open. The NAV is calculated by taking the total value of the Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent. The offering price and redemption price per share are equal to the net asset value per share, except that shares of the Fund are subject to a redemption fee of 2% if redeemed within 90 days of purchase. During the period June 29, 2015 through November 30, 2015, proceeds from redemption fees were $0.

FEDERAL INCOME TAXES
The Fund’s policy is to continue to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the Fund’s policy to distribute annually, prior to the end of the calendar year, dividends sufficient to satisfy excise tax requirements of the Internal Revenue Code. This Internal Revenue Code requirement may cause an excess of distributions over the book year-end accumulated income. In addition, it is the Fund’s policy to distribute annually, after the end of the fiscal year, any remaining net investment income and net realized capital gains.

The Fund recognizes the tax benefits of certain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions expected to be taken in the Fund’s initial tax return. The Fund identifies its major tax jurisdictions as U.S. Federal tax authorities; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period June 29, 2015 through November 30, 2015, the Fund did not incur any interest or penalties.

DISTRIBUTIONS TO SHAREHOLDERS
Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense, or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the compo-

2015 Semi-Annual Report 11

Notes to the Financial Statements (Unaudited) - continued

nents of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations, or net asset value per share of the Fund.

USE OF ESTIMATES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

ORGANIZATIONAL & OFFERING EXPENSES
All costs incurred by the Fund in connection with the organization, offering and initial registration of the Fund, principally professional fees, were paid on behalf of the Fund by the Adviser and will not be borne by the Fund.

EXPENSES
Expenses incurred by the Trust that do not relate to a specific fund of the Trust are allocated to the individual funds based on each Fund’s relative net assets or another appropriate basis.

OTHER
The Fund records security transactions based on the trade date for financial statement reporting purposes. Dividend income is recognized on the ex-dividend date. Interest income is recognized on an accrual basis. The Fund uses the specific identification method in computing gain or loss on the sale of investment securities. Discounts and premiums on securities purchased are accreted and amortized over the life of the respective securities. Withholding taxes on foreign dividends have been provided for in accordance with the Fund’s understanding of the applicable country’s tax rules and rates.

3.) SECURITIES VALUATIONS
The Fund utilizes various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of inputs are:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Inputs other than quoted prices included in level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

FAIR VALUE MEASUREMENTS
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis follows.

Equity securities (common stocks). Equity securities that are traded on any exchange or on the NAS-DAQ over-the-counter market are valued at the last quoted sale price. Lacking a last sale price, a

2015 Semi-Annual Report 12

Notes to the Financial Statements (Unaudited) - continued

long security is valued at its last bid price except when, in the Adviser’s opinion, the last bid price does not accurately reflect the current value of the long security. To the extent these securities are actively traded and valuation adjustments are not applied, they are classified in level 1 of the fair value hierarchy. When market quotations are not readily available, when the Adviser determines the last bid price does not accurately reflect the current value or when restricted securities are being valued, such securities are valued as determined in good faith by the Adviser, in conformity with guidelines adopted by and subject to review of the Board of Trustees (the “Trustees”) and are categorized in level 2 or level 3, when appropriate.

In accordance with the Trust’s good faith pricing guidelines, the Adviser is required to consider all appropriate factors relevant to the value of securities for which it has determined other pricing sources are not available or reliable as described above. There is no single standard for determining fair value, since fair value depends upon the circumstances of each individual case. As a general principle, the current fair value of an issue of securities being valued by the Adviser would appear to be the amount which the owner might reasonably expect to receive for them upon their current sale. Methods which are in accordance with this principle may, for example, be based on (i) a multiple of earnings; (ii) a discount from market of a similar freely traded security (including a derivative security or a basket of securities traded on other markets, exchanges or among dealers); or (iii) yield to maturity with respect to debt issues, or a combination of these and other methods.

The following table summarizes the inputs used to value the Fund’s assets measured at fair value as of November 30, 2015:

Valuation Inputs of Assets	Level 1	Level 2	Level 3	Total
Common Stocks	$640,100	$0	$0	$640,100
Total	$640,100	$0	$0	$640,100

Refer to the Fund’s Schedule of Investments for a listing of securities by industry. The Fund did not hold any Level 3 assets during the period June 29, 2015 through November 30, 2015. There were no transfers into or out of the levels during the period June 29, 2015 through November 30, 2015. It is the Fund’s policy to consider transfers into or out of the levels as of the end of the reporting period.

The Fund did not invest in derivative instruments during the period June 29, 2015 through November 30, 2015.

4.) INVESTMENT ADVISORY AGREEMENT AND SERVICES AGREEMENT
The Fund entered into an Investment Management Agreement with Triad Investment Management, LLC as the investment adviser of the Fund. Under the terms of the Investment Management Agreement, the Adviser manages the investment portfolio of the Fund, subject to policies adopted by the Trust’s Trustees. The Adviser, at its own expense and without reimbursement from the Fund, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. The Adviser also pays the salaries and fees of all of its officers and employees that serve as officers and trustees of the Trust. For its services, the Adviser receives a fee of 1.00% of the average daily net assets of the Fund.

Under the Services Agreement, the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), ADR fees, the cost of acquired funds and extraordinary expenses.

For the period June 29, 2015 through November 30, 2015, the Adviser earned management fees totaling $2,409 and service fees totaling $1,205. As a result of the management fees and services fees, as of November 30, 2015, the Fund owed the Adviser $554 and $277, respectively.

5.) RELATED PARTY TRANSACTIONS
Jeffrey R. Provence of Premier Fund Solutions, Inc. (the “Administrator”) also serves as a trustee/officer of the Fund. This individual receives benefits from the Administrator resulting from administration fees paid to the Administrator by the Adviser.

The Trustees who are not interested persons of the Fund were each paid $250 for a total of $750 in Trustees’ fees for the period June 29, 2015 through November 30, 2015 by the Adviser.

6.) CAPITAL SHARES
The Trust is authorized to issue an unlimited number of shares of beneficial interest for the Fund. Paid in capital for the Fund at November 30, 2015 was $746,600 representing 77,047 shares outstanding.

2015 Semi-Annual Report 13

Notes to the Financial Statements (Unaudited) - continued

7.) PURCHASES AND SALES OF SECURITIES
For the period June 29, 2015 through November 30, 2015, purchases and sales of investment securities other than U.S. Government obligations and short-term investments aggregated $843,981 and $165,326, respectively. Purchases and sales of U.S. Government obligations aggregated $0 and $0, respectively.

8.) CONTROL OWNERSHIP
The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of a fund, under Section 2(a)(9) of the Investment Company Act of 1940. As of November 30, 2015, The Smith Trust, beneficially held, in aggregate, 64.90% of the Fund and therefore may be deemed to control the Fund.

9.) TAX MATTERS
For Federal income tax purposes, the cost of investments owned at November 30, 2015 was $684,779. At November 30, 2015, the composition of unrealized appreciation (the excess of value over tax cost) and depreciation (the excess of tax cost over value) was as follows:

Appreciation	(Depreciation)	Net Appreciation/(Depreciation)
$34,322	($79,001)	($44,679)

As of November 30, 2015, there were no differences between book basis and tax basis.

There were no distributions paid during the period June 29, 2015 through November 30, 2015.

Subsequent to November 30, 2015, there was a distribution paid on December 23, 2015 to the shareholders of record on December 22, 2015 of $0.05045 per share from short-term capital gains.

2015 Semi-Annual Report 14

ADDITIONAL INFORMATION
November 30, 2015
(Unaudited)

APPROVAL OF INVESTMENT ADVISORY AGREEMENT FOR TRIAD SMALL CAP VALUE FUND

On June 18, 2015, the Board of Trustees (the “Board” or the “Trustees”) reviewed and discussed the approval of the Management Agreement between the Trust and Triad Investment Management, LLC (the “Adviser” or “Triad”) on behalf of the Triad Small Cap Value Fund (the “Triad Fund”), as well as the amendments to the various proposed service agreements between the Trust and the service providers. The Board discussed the arrangements between Triad and the Trust with respect to the Triad Fund. The Board reflected on its discussions with representatives from Triad regarding the proposed Management Agreement and the manner in which the Triad Fund was to be managed. Counsel referred the Board to the Board Materials, which included, among other things, a memorandum from Counsel addressing the duties of Trustees regarding the approval of the proposed Management Agreement, a letter from Counsel to Triad and its respective responses thereto, financial information, a copy of Triad’s Form ADV, and a fee comparison analysis of the Triad Fund and comparable mutual funds as of March 31, 2015. Counsel reviewed with the Board the memorandum and the proposed Management Agreement and outlined the various factors the Board should consider in deciding whether to approve the proposed Management Agreement.

In deciding whether to approve the Management Agreement, the Trustees considered numerous factors, including:

1. The nature, extent, and quality of the services to be provided by Triad.
In this regard, the Board considered the responsibilities of Triad under the Management Agreement. The Board reviewed the services to be provided by Triad to the prospective Triad Fund including, without limitation, the procedures for formulating investment recommendations and assuring compliance with the Triad Fund’s investment objectives and limitations, the efforts of Triad during the Triad Fund’s start-up phase, its coordination of services for the Triad Fund among the service providers, and the anticipated efforts of Triad to promote the Triad Fund and grow its assets. The Board considered: Triad’s anticipated staffing and methods of operating; the education and experience of its personnel; and the compliance programs, policies, and procedures that would be relied upon by Triad. After reviewing the foregoing and further information from Triad, the Board concluded that the quality, extent, and nature of the services to be provided by Triad was satisfactory and adequate for the Triad Fund.

2. Investment performance of the Triad Fund and Triad.
The Board noted that the Triad Fund had not commenced operations and thus did not have investment performance information to review. The Board also noted that Triad manages a Small Cap Equity strategy and noted its 12-month returns as compared to its benchmark index.

3. The costs of the services to be provided and profits to be realized by Triad from the relationship with the Triad Fund.
In this regard, the Board considered: the financial condition of Triad and the level of commitment to the Triad Fund by Triad’s principals; the payment of startup costs for the Triad Fund by Triad; the projected asset levels of the Triad Fund; and the overall anticipated expenses of the Triad Fund, including the expected nature and frequency of advisory fee payments. The Board also considered potential benefits for Triad in managing the Triad Fund. The Board compared the expected fees and expenses of the Triad Fund (including the advisory fee) to other funds comparable to it in terms of the type of fund, the style of investment management, the anticipated size of fund and the nature of the investment strategy and markets invested in, among other factors. The Board noted that the advisory fee payable to Triad under the proposed Management Agreement was at the high end of a group of funds of similar size, style and objective categorized by Morningstar (the “Peer Group”) and the Morningstar Small Value category average. It was noted that the overall expense ratio for the Triad Fund is approximately 34 basis points less than the Peer Group and approximately 12 basis points higher than the Morningstar Small Value category average. The Board also determined that these advisory fees were within an acceptable range in light of the services to be rendered by Triad. In light of the obligation of Triad to assume most of the operational expenses of the Triad Fund pursuant to a Services Agreement, the Board also determined that the overall fee arrangements for Triad with respect to the Triad Fund were fair and reasonable. Following this comparison and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to Triad were fair and reasonable.

4. The extent to which economies of scale would be realized as the Triad Fund grows and whether advisory fee levels reflect these economies of scale for the benefit of the Triad Fund’s investors.
In this regard, the Board considered the Triad Fund’s fee arrangements with Triad. The Board noted

2015 Semi-Annual Report 15

Additional Information (Unaudited) - continued

that the advisory fee would remain the same at various asset levels. It noted that under a Services Agreement, Triad was obligated to pay certain of the Triad Fund’s operating expenses which had the effect of limiting the overall fees paid by the Triad Fund. Following further discussion of the Triad Fund’s projected asset levels, expectations for growth, and levels of fees, the Board determined that the Triad Fund’s fee arrangement with Triad was fair and reasonable and reasonable in relation to the nature and quality of the services to be provided by Triad.

5. Possible conflicts of interest and benefits to Triad.

In evaluating the possibility for conflicts of interest, the Board considered such matters as: the experience and ability of the advisory personnel assigned to the Triad Fund; the basis of decisions to buy or sell securities for the Triad Fund; the method for bunching of portfolio securities transactions; the substance and administration of Triad’s Code of Ethics and other relevant policies described in Triad’s Form ADV. The Board noted that Triad has no affiliates. The Board also noted that potential conflicts could arise when Triad trades securities for the Triad Fund and other managed accounts, but they noted Triad’s procedures to address such conflicts. Following further consideration and discussion, the Board indicated that Triad’s standards and practices relating to the identification and mitigation of potential conflicts of interest were satisfactory. The Board noted that Triad does not currently utilize and does not intend to utilize soft dollars or any commission recapture program. The Board noted Triad’s representation that it does not expect to realize any benefits from advising the Triad Fund other than the direct benefit of being compensated by the Triad Fund for serving as its investment adviser.

After further review, discussion, and determination that the best interests of the Fund’s shareholders were served by the approval of the Agreement, the Independent Trustees met in executive session to discuss the approval of the Agreement. The officers of the Trust were excused during this discussion. Upon reconvening, it was the Board’s consensus (including a majority of the independent Trustees) that the fees to be paid to the Advisor, pursuant to the Agreement, were reasonable, that the overall arrangement provided under the terms of the Agreement was reasonable and within a range of what could have been negotiated at arms-length in light of all surrounding circumstances, including such services to be rendered and such other matters as the Trustees considered to be relevant in the exercise of their reasonable business judgment.

2015 Semi-Annual Report 16

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2015 Semi-Annual Report 17

Investment Adviser
Triad Investment Management, LLC

Legal Counsel
The Law Offices of John H. Lively & Associates, Inc.
A member firm of The 1940 Act Law GroupTM

Custodian
US Bank, N.A.

Distributor
Rafferty Capital Markets, LLC

Dividend Paying Agent,
Shareholders' Servicing Agent,
Transfer Agent
Mutual Shareholder Services, LLC

Fund Administrator
Premier Fund Solutions, Inc.

Independent Registered Public Accounting Firm
Cohen Fund Audit Services, Ltd.

This report is provided for the general information of the shareholders of the Triad Small
Cap Value Fund. This report is not intended for distribution to prospective investors in the Fund, unless preceded or accompanied by an effective prospectus.

Triad Small Cap Value Fund
 www.triadmutualfunds.com
1-888-501-1036

Item 2. Code of Ethics. Not applicable.

Item 3. Audit Committee Financial Expert. Not applicable.

Item 4. Principal Accountant Fees and Services. Not applicable.

Item 5. Audit Committee of Listed Companies. Not applicable.

Item 6. Schedule of Investments. Not applicable. Schedule filed with Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds. Not applicable.

Item 8. Portfolio Managers of Closed End Funds. Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers. Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The registrant has not adopted procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s president and chief financial officer concluded that the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) were effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PFS Funds

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/29/16

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/Ross C. Provence Ross C. Provence President

Date: 1/29/16

By: /s/Jeffrey R. Provence Jeffrey R. Provence Chief Financial Officer

Date: 1/29/16